                                                                   EXHIBIT 10.45

                                SECOND AMENDMENT
                    TO LOAN AND SECURITY AGREEMENT AND WAIVER

      This Second Amendment To Loan And Security Agreement and Waiver (the "Second Amendment") dated as of October 9, 2003, is entered into by and among Bell Microproducts Inc., a California corporation ("Borrower Agent"), Bell Microproducts - Future Tech, Inc., a California corporation ("Future Tech"), Rorke Data, Inc., a Minnesota corporation ("Rorke"), Bell Microproducts Canada - Tenex Data ULC, a Nova Scotia unlimited liability company ("Tenex"), Total Tec Systems, Inc., a New Jersey corporation ("Total Tec", and together with Borrower Agent, Future-Tech, Tenex and Rorke individually, a "Borrower" and collectively, "Borrowers"), Bell Microproducts Canada Inc., a California corporation ("Bell Micro Canada"), Bell Microproducts Mexico, S.A. de C.V., a Mexican corporation and a newly formed subsidiary of Future Tech ("Bell Micro Mexico"), Bell Microproducts Mexico Shareholder, LLC, a Florida limited liability company ("Mexico Shareholder"), and Congress Financial Corporation (Western) in its capacity as administrative, collateral and syndication agent for the financial institutions from time to time parties to the Loan Agreement (as defined below) as lenders (each individually, a "Lender" and collectively, "Lenders") (in such capacity, "Administrative Agent"), with reference to the following facts:

                                    RECITALS

      A. Lenders are extending various secured financial accommodations to Borrowers upon the terms of that certain Loan and Security Agreement dated as of May 14, 2001 (as amended, supplemented or modified from time to time, the "Loan Agreement").

      B. Future Tech has recently formed two new Subsidiaries, Mexico Shareholder and Bell Micro Mexico.

      C. Borrower Agent, Future Tech and Bell Micro Mexico, as buyers ("EBM Buyers") have entered into that certain Asset Purchase Agreement, dated as of October 10, 2003 (together with all of the documents related thereto, collectively referred to herein as the "EBM Acquisition Documents"), with EBM Mayorista S.A. de C.V., a Mexican corporation ("EBM Seller"), Empresas Berny Mayoreo, Inc., a Florida corporation, Federico Berny Ortiz and Francisco Berny Ortiz; pursuant to which EBM Buyers intend to purchase all or substantially all the assets of the EBM Seller (the "EBM Acquisition").

      D. Borrowers, Lenders and Administrative Agent desire to amend the Loan Agreement upon the terms and conditions set forth herein.

                                    AMENDMENT

      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, Borrowers, Lenders and Administrative Agent hereby agree as follows:

1. Defined Terms. Unless otherwise specified herein, any capitalized terms defined in the Loan Agreement shall have the same respective meanings as used herein.

      (a) The following definitions are hereby added in alphabetical order to
Section 1 of the Loan Agreement:

      "Bell Micro Mexico' shall mean Bell Microproducts Mexico, S.A. de C.V., a Mexican corporation and a newly formed subsidiary of Future Tech and Mexico Shareholder."

      "EBM Acquisition' shall mean the purchase of all or substantially all of the assets of EBM Seller by EBM Buyers pursuant to the terms of the EBM Acquisition Documents."

      "EBM Acquisition Documents' shall mean that certain Asset Purchase Agreement to be entered into by and between EBM Buyers, EBM Seller, Empresas Berny Mayoreo, Inc., a Florida corporation, Federico Berny Ortiz and Francisco Berny Ortiz, in form and substance satisfactory to Administrative Agent."

      "EBM Buyers' shall mean Borrower Agent, Future Tech and Bell Micro
      Mexico."

      "EBM Seller' shall mean EBM Mayorista S.A. de CN., a Mexican corporation."

      "Bell Micro Mexico Pledge Agreement' shall mean a stock pledge agreement, in form and substance satisfactory to Administrative Agent, executed and delivered by Future Tech and Mexico Shareholder, to Administrative Agent, for the benefit of Lenders, with respect to 100% of the stock of Bell Micro Mexico owned by Future Tech and Mexico Shareholder."

      "Mexico Shareholder' shall mean Bell Microproducts Mexico Shareholder, LLC, a Florida limited liability company."

      (b) The definition of "Financing Agreements" is hereby amended to include the "Bell Micro Mexico Pledge Agreement."

      (c) The reference to the defined term "Guarantor" in the introduction to the Loan Agreement is hereby deleted and replaced by the term "Bell Micro Canada."

      (d) The following definition is hereby added in alphabetical order to
Section 1 of the Loan Agreement:

      "Bell Micro Canada' shall have the meaning set forth in the introductory paragraph hereof."

      (e) The definition of "Guarantor" as set forth in Section 1.54 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

      "Guarantor" or `Guarantors' shall mean Bell Micro Canada, Bell Micro Mexico, Mexico Shareholder, and any other guarantor, endorser, acceptor, surety or other

      Person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than Borrowers."

      (f) The definition of "Subject Subsidiary" as set forth in Section 1.96 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

      "Subject Subsidiary' shall mean all Subsidiaries of the Borrowers organized under the laws of any state or any political jurisdiction of any country in North America, Central America, or South America, except any Subsidiary that is itself a Borrower or a Guarantor and except for Bell Microproducts Europe Inc., a California corporation."

2. Encumbrances. The following is hereby added to Section 9.8 of the Loan
Agreement:

      "(j) the liens and security interests in the assets of Bell Micro Mexico granted by Bell Micro Mexico to EBM Seller pursuant to the EBM Acquisition Documents; so long as Bell Micro Mexico does not create, incur, assume or suffer to exist any other security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, except as provided in this Section 9.8"

3. Indebtedness. The following is hereby added to Section 9.9 of the Loan
Agreement:

      "(j) Indebtedness of Bell Micro Mexico owed to EBM Seller pursuant to the EBM Acquisition Documents."

4. Loans, Investment, Guarantees, Etc. The following is hereby added to Section
9.10 of the Loan Agreement:

      "(n) intercompany receivables owed by any Affiliate of a Borrower that is not a "Borrower" hereunder to any Borrower, so long as no Event of Default exists and is continuing or would result therefrom and the amount of such intercompany receivable does not exceed $15,000,000 in the aggregate at any one time, which amount shall include, without limitation, any intercompany receivables owed by Bell Micro Mexico to any Borrower pursuant to clause (o) below; and

      (o) investments, loans and advances, including Indebtedness in the form of intercompany receivables, made by any Borrower for the benefit of Bell Micro Mexico so long as no Event of Default exists and is continuing or would result therefrom and the amount of such investments, loans and advances do not exceed $10,000,000 in the aggregate at any one time."

5. Waivers.

      (a) Pursuant to Section 9.10 of the Loan Agreement, no Borrower, Guarantor or Subject Subsidiary is permitted to (i) form or acquire any Subsidiaries, (ii) make investments by capital contributions, dividend or otherwise, in a Person, or (iii) purchase all or substantially all of the assets of any Person. Administrative Agent hereby permits (i) the formation of Bell Micro

Mexico and Mexico Shareholder for the purpose of effectuating the EBM Acquisition, (ii) the capital contribution made by Borrower Agent to Future Tech for the benefit of Bell Micro Mexico for the purpose of effectuating the EBM Acquisition, subject to the provisions set forth in Section 9.10(o) of the Loan Agreement, so long as the amount of Consolidated Net Worth required to be maintained by Borrower Agent at all times pursuant to Section 9.13 of the Loan Agreement is increased by $1 for each $1 Borrower Agent contributed to Future Tech for the benefit of Bell Micro Mexico, and (iii) the EBM Buyers to enter into the EBM Acquisition Documents and effectuate the EBM Acquisition in accordance with the terms thereof.

      (b) This waiver shall be effective only for the specific provisions referenced in Section 5 of this Second Amendment, and in no event shall this waiver be deemed to be a waiver of enforcement of Administrative Agent's or any Lender's rights with respect to any other Defaults or Events of Default now existing or hereafter arising. Except as specifically set forth in this Second Amendment, nothing contained in Section 5 of this Agreement shall diminish, prejudice or waive any of Administrative Agent's or any Lender's rights and remedies under the Loan Agreement, any other Financing Agreements or applicable law, and Administrative Agent hereby reserves all of such rights and remedies.

6. Conditions to Effectiveness. The effectiveness of this Second Amendment is subject to the receipt by Administrative Agent or the completion by Borrowers of the following:

      (a) Counterparts of this Second Amendment, executed by each of the parties hereto;

      (b) Bell Micro Mexico and Mexico Shareholder shall each have executed and delivered to Administrative Agent for the benefit of the Lenders, a general continuing guaranty, in form and substance satisfactory to Administrative Agent;

      (c) Future Tech and Mexico Shareholder shall have executed and delivered to Administrative Agent, for the benefit of the Lenders, the Bell Micro Mexico Pledge Agreement, together with the certificates, if any, representing the shares of stock of Bell Micro Mexico, pledged thereunder, as well as stock powers with respect thereto endorsed in blank;

      (d) Borrower Agent shall have delivered to Administrative Agent an executed copy of the EBM Acquisition Documents; and

      (e) Borrower Agent shall have paid to Administrative Agent, for the ratable benefit of the Lenders, a waiver fee of $25,000, which is due and payable as of the date of this Amendment.

7. Guarantor's Acknowledgement. Bell Micro Canada hereby acknowledges and consents to the terms, conditions and provisions of this Second Amendment and to the transactions contemplated hereby. In addition, Bell Micro Canada hereby reaffirms its obligations under its Guarantee, dated as of May 14, 2001, delivered to lender in connection with the Loan Agreement, and agrees that it is and shall remain responsible for the obligations of Borrowers under the Loan Agreement as amended by this Second Amendment.

8. Representations and Warranties. Each Borrower reaffirms that the representations and warranties made to Lenders and Administrative Agent in the Loan Agreement and other

Financing Agreements are true and correct in all material respects as of the date of this Second Amendment as though made as of such date and after giving effect to this Second Amendment. In addition, each Borrower makes the following representations and warranties to Lenders and Administrative Agent, which shall survive the execution of this Second Amendment.

      (a) The execution, delivery and performance of this Second Amendment are within each Borrower's powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on each Borrower.

      (b) This Second Amendment is the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

      (c) No event has occurred and is continuing, after giving effect to this Second Amendment, which constitutes an Event of Default under the Loan Agreement or any other of the Financing Agreements, or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

9. Continuing Effect of Financing Agreements. To the extent of any inconsistencies between the terms of this Second Amendment and the Loan Agreement, this Second Amendment shall govern. In all other respects, the Loan Agreement and other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed.

10. References. Upon the effectiveness of this Second Amendment, each reference in any Financing Agreements to "the Agreement", "hereunder," "herein," "hereof," or of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

11. Governing Laws. This Second Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal laws of the State of California.

[signature pages to follow]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.

"BORROWERS"

BELL MICROPRODUCTS INC.                           BELL MICROPRODUCTS CANADA INC.
By:  /s/ Jim Illson                               By:  /s/ Jim Illson
   ---------------------------------------           ---------------------------------------
Name:  Jim Illson                                 Name:  Jim Illson
     -------------------------------------             -------------------------------------
Title:  CFO                                       Title:  CFO
      ------------------------------------              ------------------------------------


TOTAL TEC SYSTEMS, INC.                           BELL MICROPRODUCTS MEXICO, SHAREHOLDER, LLC

By:  /s/ Jim Illson                               By:  /s/ Jim Illson
   ---------------------------------------           ---------------------------------------
Name:  Jim Illson                                 Name:  Jim Illson
     -------------------------------------             -------------------------------------
Title:  CFO                                       Title:  CFO
      ------------------------------------              ------------------------------------


BELL MICROPRODUCTS - FUTURE TECH, INC.            BELL MICROPRODUCTS MEXICO, S.A. de C.V.

By:  /s/ Jim Illson                               By:  /s/ Jim Illson
   ---------------------------------------           ---------------------------------------
Name:  Jim Illson                                 Name:  Jim Illson
     -------------------------------------             -------------------------------------
Title:  CFO                                       Title:  CFO
      ------------------------------------              ------------------------------------


RORKE DATA, INC.                                  "ADMINISTRATIVE AGENT"

By:  /s/ Jim Illson                               CONGRESS FINANCIAL
   ---------------------------------------        CORPORATION (WESTERN)
Name:  Jim Illson
     -------------------------------------
Title:  CFO
                                                  By:  /s/ Gary Whitaker
                                                     ---------------------------------------
                                                  Name:  Gary Whitaker
                                                       -------------------------------------
                                                  Title:  VP
                                                        ------------------------------------


BELL MICROPRODUCTS CANADA -
TENEX DATA ULC


By:  /s/ Jim Illson
   ---------------------------------------
Name:  Jim Illson
     -------------------------------------
Title:  CFO
      ------------------------------------


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